SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2005, Sigma-Aldrich Corporation (the Company) completed its acquisition of all of the outstanding capital securities of JRH Biosciences Pty LTd., CLS US Inc. and JRH Biosciences Limited, which collectively comprise the division (JRH) of CSL Limited. JRH is a leading global supplier of cell culture and sera products to the biopharmaceutical industry. Headquartered in Lenexa, Kansas, JRH has major manufacturing facilities and/or serum collection and processing centers in Caseyville, Illinois, Lenexa, Kansas, and Denver, Pennsylvania in the United States; Andover in the United Kingdom; and Brisbane and Brooklyn in Australia. JRH’s product lines include sera, cell culture media used in the production of therapeutic proteins, reagent growth factors and biological material containers.

The Company purchased JRH from CSL Limited, CSL International PTY LTD, and CSL UK Holdings Limited (the Sellers0). Neither the Sellers nor any employee of the Sellers has a material relationship with the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

The purchase price paid by the Company in the transaction was approximately $370 million, subject to normal post-closing adjustments. The Company funded the acquisition with borrowings of approximately $340 million and the balance from available cash.

Item 8.01	Other Events.

On February 28, 2005, the Company issued a press release announcing that its acquisition of JRH had been completed. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment within the period specified in Form S-K, Item 9.01 (a) (4).

(b) Pro Forma Financial Information.

To be filed by amendment within the period specified in Form S-K, Item 9.01 (b) (2).

(c) Exhibits

Exhibit Number	Description

2.1	Purchase and Sale Agreement dated January 18, 2005 by and among Sigma-Aldrich Corporation, CSL Limited, CSL International PTY LTD, and CSL UK Holdings Limited.

99.1	Press Release issued February 28, 2005-SIGMA-ALDRICH (NASDAQ:SIAL) COMPLETES ACQUISITION OF JRH BIOSCIENCES.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase and Sale Agreement dated January 18, 2005 by and among Sigma-Aldrich Corporation, CSL Limited, CSL International PTY LTD, and CSL UK Holdings Limited.

99.1	Press Release issued February 28, 2005-SIGMA-ALDRICH (NASDAQ:SIAL) COMPLETES ACQUISITION OF JRH BIOSCIENCES.

4